Exhibit 99.1

Slide: 1 Title: Corporate Presentation November 2007  CHENIERE ENERGY, INC. (Gp:)  Corpus Christi LNG, LLC  Cheniere Energy, Inc. 100%    Artist’s Rendition (Gp:)  Creole Trail LNG, L.P.  Cheniere Energy, Inc. 100%    Freeport LNG Development, L.P.   Cheniere Energy, Inc. 30%    Sabine Pass LNG, L.P.   Cheniere Energy Partners, L.P.  Cheniere Energy, Inc. 91%

Slide: 2 Body: This presentation contains certain statements that are, or may be deemed to be, “forward looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act.  All statements, other than statements of historical facts, included herein are “forward looking statements.”  Included among “forward looking statements” are, among other things:   statements that we expect to commence or complete construction of each or any of our proposed liquefied natural gas, or LNG, receiving  terminals by certain dates, or at all;   statements that we expect to receive authorization from the Federal Energy Regulatory Commission, or FERC, to construct and operate proposed LNG receiving terminals by a certain date, or at all;   statements regarding future levels of domestic natural gas production and consumption, or the future level of LNG imports into North America, or regarding projected future capacity of liquefaction or regasification, liquifaction utilization or total monthly LNG trade facilities worldwide, regardless of the source of such information   statements regarding any financing transactions or arrangements, whether on the part of Cheniere or at the project level;   statements relating to the construction of our proposed LNG receiving terminals, including statements concerning estimated costs, and the engagement of any EPC contractor;    statements regarding any Terminal Use Agreement, or TUA, or other commercial arrangements presently contracted, optioned, marketed or  potential arrangements to be performed substantially in the future, including any cash distributions and revenues anticipated to be received;  statements regarding the  commercial terms and potential revenues from activities described in this presentation;   statements regarding the commercial terms or potential revenue from any arrangements which may arise from the marketing of uncommitted   capacity from any of the terminals, including the Creole Trail and Corpus Christi terminals which do not currently have contractual commitments;   statements regarding the commercial terms or potential revenue from any arrangement relating to the proposed contracting for excess or expansion capacity for the Sabine Pass LNG Terminal or the Indexed Purchase Agreement (“IPA”) or LNG spot purchase examples described in this presentation;   statements that our proposed LNG receiving terminals, when completed, will have certain characteristics, including amounts of regasification and storage capacities, a number of storage tanks and docks and pipeline interconnections;   statements regarding Cheniere and Cheniere Marketing forecasts, and any potential revenues and capital expenditures which may be derived from any of Cheniere business groups;    statements regarding Cheniere Pipeline Company, and the capital expenditures and potential revenues related to this business group; statements regarding our proposed LNG receiving terminals’ access to existing pipelines, and their ability to obtain transportation capacity on existing pipelines; statements regarding  the Louisiana Natural Gas Header, and its potential business opportunities   statements regarding possible expansions of the currently projected size of any of our proposed LNG receiving terminals;   statements regarding the payment by Cheniere Energy Partners, L.P. of cash distributions;   statements regarding our business strategy, our business plan or any other plans, forecasts, examples, models, or objectives; any or all of which are subject to change;    statements regarding estimated corporate overhead expenses; and   any other statements that relate to non historical information. These forward looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “example,” “expect,” “forecast,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” and similar terms and phrases.  Although we believe that the expectations reflected in these forward looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect.  You should not place undue reliance on these forward looking statements, which speak only as of the date of this presentation.  Our actual results could differ materially from those anticipated in these forward looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. Annual Report on Form 10 K for the year ended December 31, 2006, which are incorporated by reference into this presentation.  All forward looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors”.  These forward looking statements are made as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward looking statements.   Safe Harbor Act

Slide: 3 Title: Value Drivers  Cheniere Marketing  Asset  Development  Partnership  Interests  Sabine Pass LNG  4.0 Bcf/d LNG Terminal  Cheniere Energy  Partners, L.P.  [AMEX:CQP] 91% Interest (GP & LP units)  Creole Trail LNG Terminal  Creole Trail  Pipeline  Corpus Christi  LNG Terminal  Freeport LNG Development, L.P.(Freeport LNG Terminal) 30% Equity Interest  Louisiana Natural Gas  Header  (Proposed Pipeline)

Slide: 4 Title: Freeport LNG Development, L.P. Cheniere Energy, Inc. 30%    Expect to begin cash distributions in 3rd quarter 2008

Slide: 5 Title: Cheniere Energy Partners, L.P. (AMEX: CQP) Sabine Pass LNG, L.P. Cheniere Energy, Inc. 91%  Sabine Pass Construction Site – November 2007

Slide: 6 Title: Sabine Pass Terminal Update November 2007

Slide: 7 Title: Cheniere Energy Partners Growth Projects Body: Fuel Efficiency Projects at Sabine Pass LNG Waste Heat Recovery and Ambient Air Vaporizers (AAV)More economical process to reheat LNG, replaces SCVs Developed over next few years, expected in service 2010 – 2011 Funding from excess cash and financing Louisiana Natural Gas Header Proposed pipeline extending from Louisiana to Alabama

Slide: 8 Title: Louisiana Natural Gas Header Proposed Pipeline Body: After construction completion it will provide supply diversity  Access to new and existing LNG gas supply in and around Louisiana; nearly 10 Bcf/d regas capacity by 2010  Access to traditional offshore, onshore and recently developed unconventional  supply Connect to growing Southeast demand markets Natural gas demand expected to increase driven by electric generation Incremental natural gas necessary to satisfy new electric generation in Florida alone is estimated at 1Bcf/d  330 mile long proposed interstate pipeline system comprised of both 42 inch and 36 inch diameter pipeline Expected in service date as early as mid 2010 Non binding open season held from November 15 to January 15 to gauge prospective shipper interest

Louisiana Natural Gas Header



Scale - Approximate
0
20
40
60 miles
Montgomery
Jackson
SESH - Lucedale
Transco 65
SONAT
Tennessee
Dequincy
TGC, TETCO, Transco 45, Sempra, Liberty Storage
TETCO
LIG
Tennessee
FGT 11
FGT 9
Mobile
Pensacola
Baton Rouge
Am
Dq
FGT
Gulf South
New Orleans
Gulfstream
Beaumont
Lake Charles
Cheniere
Eunice
ANR, TxGas, Egan Storage, Pine Prairie Storage
Cheniere Sabine Pass LNG
Johnson Bayou
NGPL, Bridgeline, SW Lateral
Carthage to Perryville - Center Point
Gulf South - Expansion
SE Supply Header - C.P. / Duke
Southern Natural Gas
Trunkline
KM Louisiana
Bridgeline
Texas Gas Transmission
Gulf South
Florida Gas
Destin
Louisiana Natural Gas Header
Creole Trail – Under Construction
Creole Trail – FERC Authorized

Slide: 10 Title: Value Drivers  Cheniere Marketing  Asset  Development  Partnership  Interests  Sabine Pass LNG  4.0 Bcf/d LNG Terminal  Cheniere Energy  Partners, L.P.  [AMEX:CQP] 91% Interest (GP & LP units)  Creole Trail LNG Terminal  Creole Trail  Pipeline  Corpus Christi  LNG Terminal  Freeport LNG Development, L.P.(Freeport LNG Terminal) 30% Equity Interest  Louisiana Natural Gas  Header  (Proposed P/L)  Under construction; estimated  construction costs   $500 million  Site preparation completed Pending final investment decision  Permitted, Pending final investment decision

Creole Trail Pipeline*
Potential Pipeline Interconnects:
Gulf Coast Markets
Northeast Markets
Southeast Markets
Midwest / Great Lakes Markets
Connects with Henry Hub
Creole Trail – MP 58*
Creole Trail – Phase II
2Q 2008
M.P. 58
Texas Eastern
Trunkline
Tennessee
ANR
Texas Gas
Florida Gas
Transco
Pine Prairie
Energy Center
Gulf South
Transco
Varibus
Egan
Storage
Columbia Gulf
Cypress
Starks
Storage
Liberty
Storage
Targa
Sabine PL
Hackberry
Storage
NGPL
Transco
Bridgeline
Tennessee
Florida Gas
4Q 2007
Henry Hub
Jefferson Island
Storage
CHENIERE
CHENIERE
Sabine Pass LNG Terminal
Phase I – 2Q 2008
Phase II – 2Q 2009
Creole Trail LNG
Terminal
Gulf of Mexico
* 2 Bcf/d capacity, 1200 btu

11

Slide: 12 Title: Value Drivers  Cheniere Marketing  Asset  Development  Partnership  Interests  Sabine Pass LNG  4.0 Bcf/d LNG Terminal  Cheniere Energy  Partners, L.P.  [AMEX:CQP] 91% Interest (GP & LP units)  Creole Trail LNG Terminal  Creole Trail  Pipeline  Corpus Christi  LNG Terminal  Freeport LNG Development, L.P.(Freeport LNG Terminal) 30% Equity Interest  Louisiana Natural Gas  Header  (Proposed P/L)

Slide: 13  Everett  Cove Point   Elba Island   Lake Charles   Sabine Pass   Freeport  Golden Pass  Cameron  Costa Azúl  Canaport  Existing Under Construction  Altamira  Source: Websites of Terminal Owners, Wood Mackenzie Limited, Poten & Partners Title: North America Onshore Regasification Capacity By 2010  15.8 Bcf/d North American Atlantic Basin
capacity   65% utilization = 10.3 Bcf/d

Slide: 14 Title: Constraint is not Regasification but Natural Gas Consumption Source: GIIGNL; Waterborne LNG, Cheniere Research Regasification is built for peak utilization because of seasonal variations

Slide: 15 Title: Contractual Trends Away from Utilities  0  10  20  30  40  50  Bcf/d  2005  2006  2007  2008  2009  2010  2011  2012  Non Utility  Uncommitted  Utility   44% of 2010 LNG supply will seek premium markets  Source: Estimates according to Cheniere Research

Slide: 16 Title: NYMEX vs. NBP – November 2, 2007  Historical Data Futures as of 11/02/07

Worldwide Liquefaction Capacity



Bcf/d
30
29
28
27
26
25
24
23
22
21
20
19
18
17
16
15
RG T5
Eq. Guinea
Snohvit
NLNG T6
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2004
2005
2006
2007

Source: GIIGNL; Poten, Cheniere Research

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CHENIERE

Slide: 18 Title: Liquefaction   Growth  (Gp:) Worldwide Liquefaction  (Gp:)   (Gp:) 5 (Gp:) 10 (Gp:) 15 (Gp:) 20 (Gp:) 25 (Gp:) 30 (Gp:) 35 (Gp:) 40 (Gp:) 45 (Gp:) Q1 (Gp:) Q2 (Gp:) Q3 (Gp:) Q4 (Gp:) Q1 (Gp:) Q2 (Gp:) Q3 (Gp:) Q4 (Gp:) Q1 (Gp:) Q2 (Gp:) Q3 (Gp:) Q4 (Gp:) Q1 (Gp:) Q2 (Gp:) Q3 (Gp:) Q4 (Gp:) Q1 (Gp:) Q2 (Gp:) Q3 (Gp:) Q4 (Gp:) Q1 (Gp:) Q2 (Gp:) Q3 (Gp:) Q4 (Gp:) Q1 (Gp:) Q2 (Gp:) Q3 (Gp:) Q4 (Gp:) 2004 (Gp:) 2005 (Gp:) 2006 (Gp:) 2007 (Gp:) 2008 (Gp:) 2009 (Gp:) 2010 (Gp:) Bcf/d

Slide: 19 Title: Worldwide Liquefaction Utilization  Source: Poten, Cheniere Research  (Gp:) 0% (Gp:) 10% (Gp:) 20% (Gp:) 30% (Gp:) 40% (Gp:) 50% (Gp:) 60% (Gp:) 70% (Gp:) 80% (Gp:) 90% (Gp:) 100% (Gp:) 110% (Gp:) 120% (Gp:) Jan (Gp:) Feb (Gp:) Mar (Gp:) Apr (Gp:) May (Gp:) Jun (Gp:) Jul (Gp:) Aug (Gp:) Sep (Gp:) Oct (Gp:) Nov (Gp:) Dec (Gp:) 2007 (Gp:) 2004 (Gp:) 2005 (Gp:) 2006

Slide: 20 Title: Europe – Total LNG Imports  Source: Poten, Cheniere Research  (Gp:) Bcf/d (Gp:) 0 (Gp:) 1 (Gp:) 2 (Gp:) 3 (Gp:) 4 (Gp:) 5 (Gp:) 6 (Gp:) 7 (Gp:) 8 (Gp:) 9 (Gp:) 10 (Gp:)  Jan   (Gp:)  Feb   (Gp:)  Mar   (Gp:)  Apr   (Gp:)  May   (Gp:)  Jun   (Gp:)  Jul   (Gp:)  Aug   (Gp:)  Sep   (Gp:)  Oct   (Gp:)  Nov   (Gp:)  Dec   (Gp:) 2007 (Gp:) 2006 Total (Gp:) 2005 Total

Slide: 21 Title: Asia – Total LNG Imports  Source: Poten, Cheniere Research  (Gp:) 0 (Gp:) 2 (Gp:) 4 (Gp:) 6 (Gp:) 8 (Gp:) 10 (Gp:) 12 (Gp:) 14 (Gp:) 16 (Gp:) 18 (Gp:) 20 (Gp:) Jan  (Gp:) Feb  (Gp:) Mar  (Gp:) Apr  (Gp:) May  (Gp:) Jun  (Gp:) Jul  (Gp:) Aug  (Gp:) Sep  (Gp:) Oct  (Gp:) Nov  (Gp:) Dec  (Gp:) Bcf/d (Gp:) 2007 (Gp:) 2006 (Gp:) 2005

North America – Total LNG Imports



Bcf/d
5
4
3
2
1
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2005
2006
2007

Source: Poten, Cheniere Research

22

CHENIERE

Slide: 23  1 Bcf/d by 2010 12 Bcf/d of undecided gas globally 86% of Henry Hub 94%   65 cents (GdF transaction) Seek to capture portion of redirect rights  Estimate 30 cargoes annually Title: Cheniere Marketing Strategy  Term Contracts: Indexed Purchase Agreements (IPA)  Spot Market:  1 Bcf/d portion Seek to capture arbitrage value of HH vs NBP FOB cargoes LNG Gateway:   60 to 100 cargoes annually   Note: The above outlines the current strategy of Cheniere Marketing, which is subject to change.             Please refer to Page 2 of this presentation.

Slide: 24 Title: Cheniere Growth Strategy Body: Pursue acquisitions for Cheniere Energy Partners, L.P. (AMEX: CQP) Continue asset development: terminals and pipelines Develop a balanced supply portfolio for Cheniere Marketing between long term IPA’s and LNG Gateway exposure to the spot, option and short term markets

Slide: 25 Title: Condensed Balance Sheet  Cheniere Energy  Other Cheniere  Consolidated  Partners, L.P.  Energy, Inc. (1)  Cheniere Energy, Inc.  Unrestricted cash (2)     $   447  $    447  $ Restricted cash and securities  885 45  930 Property, plant and equipment  1,006 393 1,399  Goodwill and other assets  71 170  241  Total assets  1,962  $  1,055  $ 3,017  $ Deferred revenue and other liabilities  133  $ 100  $ 233  $ Long term debt  2,032 725 2,757  Minority interest     293   293  Equity  (203) (63) (266)  1,962  $  1,055  $    3,017  $   Includes intercompany eliminations. Includes restricted cash held at CQP for construction of the Sabine Pass regas facility and debt service on notes. The Creole Trail pipeline is being developed at Cheniere Energy, Inc. (LNG) with an estimated cost of $550 million.  September 30, 2007  (unaudited, in millions)